UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2011

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland Maryland	001-32336 000-54023	26-0081711 20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

560 Mission Street, Suite 2900 San Francisco, California	94105
(Address of principal executive offices)	(Zip Code)

(415) 738-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Digital Realty Trust, Inc.

On September 15, 2011, Digital Realty Trust, Inc., which we refer to as we, us or our, as the sole general partner of Digital Realty Trust, L.P., which we refer to as the operating partnership, executed the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership in connection with our completion of an underwritten public offering of 11,500,000 shares of our 7.000% Series E Cumulative Redeemable Preferred Stock, par value $0.01 per share, or the Series E Preferred Stock, on September 15, 2011, or the Series E Preferred Stock Offering, as disclosed in our Current Report on Form 8-K filed on September 15, 2011. The Ninth Amended and Restated Agreement of Limited Partnership designates and authorizes the issuance to us by the operating partnership of up to 11,500,000 of the operating partnership’s 7.000% Series E Cumulative Redeemable Preferred Units, or the Series E Preferred Units. The Series E Preferred Units have substantially similar rights, preferences and other privileges as the Series E Preferred Stock.

A copy of the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference. The summary set forth above is qualified in its entirety by reference to Exhibit 3.1.

Item 3.02 Unregistered Sales of Equity Securities.

Digital Realty Trust, L.P.

In connection with the closing of the Series E Preferred Stock Offering on September 15, 2011, the operating partnership issued to us 11,500,000 Series E Preferred Units in exchange for our contribution to the operating partnership of the net proceeds from the offering. The Series E Preferred Units have substantially similar rights, preferences and other privileges as the Series E Preferred Stock. The operating partnership issued the Series E Preferred Units to us in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended, based on our status as a publicly traded NYSE-listed company with over $4 billion in total consolidated assets and as its majority owner and general partner.

Item 3.03 Material Modifications to Rights of Security Holders.

Digital Realty Trust, Inc.

On September 14, 2011, we filed with the State Department of Assessments and Taxation of the State of Maryland Articles Supplementary, which we refer to as the Articles Supplementary, to our Articles of Amendment and Restatement, as amended and supplemented, classifying and designating 11,500,000 of our authorized capital stock as shares of the Series E Preferred Stock. As set forth in the Articles Supplementary, the Series E Preferred Stock ranks, with respect to dividend rights and rights upon our liquidation, dissolution or winding-up, senior to our common stock, par value $0.01 per share, or the Common Stock, and on parity with our 4.375% Series C Cumulative Convertible Preferred Stock, or the Series C Preferred Stock, 5.500% Series D Cumulative Convertible Preferred Stock, or the Series D Preferred Stock, and any future class or series of our capital stock expressly designated as ranking on parity with the Series E Preferred Stock. Holders of Series E Preferred Stock, when and as authorized by our board of directors, are entitled to cumulative cash dividends at the rate of 7.000% per annum of the $25.00 liquidation preference per share, equivalent to $1.75 per annum per share. Dividends are payable quarterly in arrears on the last day of March, June, September and December of each year, beginning on December 30, 2011. Dividends will accrue and be cumulative from and including September 15, 2011, the first date on which shares of the Series E Preferred Stock were issued.

If we are liquidated, dissolved or wound up, holders of shares of the Series E Preferred Stock will be entitled to receive a liquidation preference of $25.00 per share, plus any accrued and unpaid dividends, up to but excluding the date of payment, before any payments are made to the holders of our Common Stock or other shares ranking junior to the Series E Preferred Stock as to liquidation rights, none of which exist on the date hereof. The rights of the holders of shares of the Series E Preferred Stock to receive their liquidation preference will be subject to the proportionate rights of each other series or class of our capital stock ranking on parity with the Series E Preferred Stock as to liquidation, including our Series C Preferred Stock and Series D Preferred Stock.

Generally, we may not redeem the Series E Preferred Stock prior to September 15, 2016. However, upon the occurrence of a “Change of Control” (as defined below), holders of Series E Preferred Stock will have the right (unless, prior to the Change of Control Conversion Date (as defined below), we have provided or provide notice of our election to redeem the Series E Preferred Stock) to convert some or all of the Series E Preferred Stock, which we refer to as the Change of Control Conversion Right, into a number of shares of Common Stock per share of Series E Preferred Stock to be converted equal to the lesser of:

•

the quotient obtained by dividing (i) the sum of the $25.00 liquidation preference plus the amount of any accrued and unpaid dividends to, but not including, the Change of Control Conversion Date (unless the Change of Control Conversion Date is after a record date for a Series E Preferred Stock dividend payment and prior to the corresponding Series E Preferred Stock dividend payment date, in which case no additional amount for such accrued and unpaid dividend will be included in this sum) by (ii) the Common Stock Price (as defined below); and

•	0.8378 (i.e., the Share Cap), subject to certain adjustments;

subject, in each case, to provisions for the receipt of alternative consideration, as described in the Articles Supplementary.

The Share Cap is subject to pro rata adjustments for any share splits (including those effected pursuant to a distribution of our Common Stock), subdivisions or combinations (in each case, a “Share Split”) with respect to our Common Stock as described in the Articles Supplementary.

If, prior to the Change of Control Conversion Date, we have provided a redemption notice, whether pursuant to our special optional redemption right in connection with a Change of Control or our optional redemption right, holders of Series E Preferred Stock will not have any right to convert the Series E Preferred Stock in connection with the Change of Control Conversion Right and any shares of Series E Preferred Stock selected for redemption that have been tendered for conversion will be redeemed on the related date of redemption instead of converted on the Change of Control Conversion Date.

A “Change of Control” is when, after the original issuance of the Series E Preferred Stock, the following have occurred and are continuing:

•

the acquisition by any person, including any syndicate or group deemed to be a “person” under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of purchases, mergers or other acquisition transactions of our stock entitling that person to exercise more than 50% of the total voting power of all of our stock entitled to vote generally in the election of our directors (except that such person will be deemed to have beneficial ownership of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition); and

•

following the closing of any transaction referred to in the bullet point above, neither we nor the acquiring or surviving entity has a class of common securities (or American Depositary Receipts representing such securities) listed on the New York Stock Exchange, or the NYSE, the NYSE Amex Equities, or the NYSE Amex, or the NASDAQ Stock Market, or NASDAQ, or listed or quoted on an exchange or quotation system that is a successor to the NYSE, the NYSE Amex or NASDAQ.

The “Change of Control Conversion Date” is the date the Series E Preferred Stock is to be converted, which will be a business day that is no fewer than 20 days nor more than 35 days after the date on which we provide the required notice of the occurrence of a Change of Control to the holders of Series E Preferred Stock.

The “Common Stock Price” will be (i) if the consideration to be received in the Change of Control by the holders of our Common Stock is solely cash, the amount of cash consideration per share of our Common Stock or (ii) if the consideration to be received in the Change of Control by holders of our Common Stock is other than solely cash (x) the average of the closing sale prices per share of our Common Stock (or, if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control as reported on the principal U.S. securities exchange on which our Common Stock is then traded, or (y) the average of the last quoted bid prices for our Common Stock in the over-the-counter market as reported by Pink Sheets LLC or similar organization for the ten consecutive trading days immediately preceding, but not including, the effective date of the Change of Control, if our Common Stock is not then listed for trading on a U.S. securities exchange.

The foregoing description of the Articles Supplementary is a summary and, as such, does not purport to be complete and is qualified in its entirety by reference to the Articles Supplementary filed with the Maryland State Department of Assessments and Taxation on September 14, 2011, which Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series E Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Digital Realty Trust, L.P.

On September 15, 2011, we, as the sole general partner of the operating partnership, executed the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership creating the Series E Preferred Units that mirror the rights and preferences of the Series E Preferred Stock described above. At the closing, we contributed the net proceeds of the Series E Preferred Stock Offering to the operating partnership in exchange for 11,500,000 Series E Preferred Units. If shares of Series E Preferred Stock are converted into shares of our Common Stock, the operating partnership will convert an equal number of Series E Preferred Units into units of common partnership interest in the operating partnership, and if shares of Series E Preferred Stock are converted into consideration other than shares of our Common Stock, the operating partnership will retire an equal number of Series E Preferred Units. The terms of conversion of the Series E Preferred Stock are described above under this Item 3.03. A complete description of the Series E Preferred Units is contained in the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Digital Realty Trust, Inc.

On September 14, 2011, we filed Articles Supplementary with the Maryland State Department of Assessments and Taxation designating the powers, preferences and privileges of the Series E Preferred Stock. The Articles Supplementary were effective upon filing. The information about the Articles Supplementary under Item 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series E Preferred Stock, is incorporated herein by reference. A copy of the Articles Supplementary is filed as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by reference. A specimen certificate for the Series E Preferred Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Digital Realty Trust, L.P.

Effective September 15, 2011, we, as the sole general partner of the operating partnership, executed the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership designating the powers, preferences and privileges of the Series E Preferred Units. The information about the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership under Items 1.01 and 3.03 of this Current Report on Form 8-K, including the summary description of the powers, preferences and privileges of the Series E Preferred Units, is incorporated herein by reference. A copy of the Ninth Amended and Restated Agreement of Limited Partnership of the operating partnership is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

3.1	Ninth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P

3.2	Articles Supplementary designating Digital Realty Trust, Inc.’s 7.000% Series E Cumulative

Redeemable Preferred Stock.

4.1	Specimen Certificate for Digital Realty Trust, Inc.’s 7.000% Series E Cumulative Redeemable Preferred Stock (incorporated by reference to Digital Realty Trust’s Registration Statement on Form 8-A filed on September 12, 2011).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 20, 2011

Digital Realty Trust, Inc.

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

Digital Realty Trust, L.P.

By:	Digital Realty Trust, Inc.
Its general partner

By:	/s/ Joshua A. Mills
Joshua A. Mills Senior Vice President, General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Ninth Amended and Restated Agreement of Limited Partnership of Digital Realty Trust, L.P

3.2	Articles Supplementary designating Digital Realty Trust, Inc.’s 7.000% Series E Cumulative Redeemable Preferred Stock.

4.1	Specimen Certificate for Digital Realty Trust, Inc.’s 7.000% Series E Cumulative Redeemable Preferred Stock (incorporated by reference to Digital Realty Trust’s Registration Statement on Form 8-A filed on September 12, 2011).